SADDLEBACK INVESTMENT SERVICES, INC.

DBA

AMERICAN NATIONAL MORTGAGE

FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001 (RESTATED)

CONTENTS

Independent Auditor's Report

 1

Balance Sheets

2

Statement of Changes in Shareholders’ Equity

3

Statements of Operations

4

Statements of Cash Flows

5

Notes to the Financial Statements

6-9

INDEPENDENT AUDITOR’S REPORT

BOARD OF DIRECTORS

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

SANTA ANA, CALIFORNIA

We have audited the accompanying balance sheets of Saddleback Investment Services, Inc. dba American National Mortgage as of October 31, 2002 and 2001 (restated), and the related statements of income, changes in equity, and cash flow for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with Generally Accepted Auditing Standards accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that the audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Saddleback Investment Services, Inc. dba American National Mortgage at October 31, 2002 and 2001 (restated), and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

As discussed in the Notes, the 2001 financial statements have been restated.

L. George Hukriede

Audit Manager

May 5, 2003

SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
BALANCE SHEETS
AS OF OCTOBER 31, 2002 AND 2001 (RESTATED)

		2001
	2002	(Restated)
ASSETS
Current Assets:
Cash and Cash Equivalents	$10,550	$95,057

Other Assets
Deferred Tax Credit	32,000	36,000
Stock Investment	900,000	900,000
Security Deposits	500	500
Total Other Assets	932,500	936,500
Total Assets	$943,050	$1,031,557

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Payroll Tax Liabilities	$6,434	$10,434
State Franchise Tax Payable	1,600	3,406
Loan Payable, Stockholders	2,600	92,415
Total Current Liabilities	10,634	106,255

Stockholders' Equity
Common Stock	10,000	10,000
Preferred Stock	900,000	900,000
Paid in Capital	99,179	99,179
Accumulated Deficit	(76,763)	(83,877)
Total Stockholders' Equity	932,416	925,302
Total Liabilities & Stockholders' Equity	$943,050	$1,031,557

The accompany notes are an integral part of these financial statements.

SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE FISCAL YEARS ENDED OCTOBER 31, 2002 AND 2001 (RESTATED)

	Common		Preferred	Paid In	Accumulated
	Stock		Stocks	Capital	Deficit	Total
Balance October 31, 2000	$10,000	$	---	$97,438	$(80,026)	$27,412

Issuance of preferred stock for investments	---		900,000	---	---	900,000

Additional Contribution	---		---	1,741	---	1,741

Current Year Loss - (Restated)	---		---	---	(3,851)	(3,851)
Balance October 31, 2001 - (Restated)	10,000		900,000	99,179	(83,877)	925,302

Current Year Profit	---		---	---	7,115	7,115
Balance October 31, 2002	$10,000		$900,000	$99,179	$(76,762)	$932,417

The accompany notes are an integral part of these financial statements.

SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEARS ENDED OCTOBER 31, 2002 AND 2001 (RESTATED)

		2001
	2002	(Restated)
Commissions	$62,967	$510,689

Expenses:
Appraisals	1,275	1,175
Bank Charges	591	2,832
Commission & Direct Loan Costs	39,135	375,244
Computer Expense	100	2,160
Insurance	2,058	1,917
Contract Labor	655	31,696
Salaries & Office	2,274	89,559
Legal	250	900
Office Supplies	456	106
Postage	204	55
Printing	93	250
Rent	2,415	9,550
Telephone	1,051	2,035
Underwriting	50	60
Interest Paid	401	401
Travel	44	600
Total Expenses	51,052	518,540
Net Income (Loss) before Income Taxes	11,915	(7,851)
Income Taxes	(4,800)	4,000
Net Income (Loss)	$7,115	$(3,851)

The accompany notes are an integral part of these financial statements.

SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
STATEMENTS OF CASH FLOWS
FOR THE FISCAL YEARS ENDED OCTOBER 31, 2002 AND 2001 (RESTATED)

			2001
		2002	(Restated)
OPERATING ACTIVITIES:
Net Income (Loss)		$7,115	$(3,851)
Decrease in Receivables		---	6,476
Decrease in Investments		---	105,000
Increase in Accrued Expenses		---	1,839
Increase in Accounts Payable		---	(7,640)
Increase in Payroll Liabilities		(4,000)	10,435
(Decrease) in State Income Tax Payable		(1,807)	2,605
Decrease in Deposits		---	2,827
Decrease in Deferred Tax Credit		4,000	(36,000)
Net Cash Provided by Operating Activities		5,308	81,691

INVESTING ACTIVITIES:
Net Book Valued of Assets Disposed		---	17,521
Net Cash Provided by Investing Activities		---	17,521

FINANCING ACTIVITIES:
Loans		5,185	---
Payments of Liability		---	(60,000)
Payment on Credit Line		---	(33,282)
Loan (Repaid)		(95,000)	95,000
Additional to Paid In Capital		---	1,741
Net Cash Provided by (Used in) Financing Activities		(89,815)	3,459
Net Increase (Decrease) in Cash and Cash Equivalents		(84,507)	102,671
Cash and Cash Equivalents at Beginning of Year		95,057	(7,614)
Cash and Cash Equivalents at End of Year		$10,550	$95,057

Non Cash
Investment Increase - added to Preferred Stock	$	---	$900,000

The accompany notes are an integral part of these financial statements.

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

NOTES TO THE FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001 (RESTATED)

ORGANIZATION

Saddleback Investment Services, Inc. (the “Company”) was incorporated on November 19, 1992 under the laws of the State of California.  The Company operates under a DBA American National Mortgage.

SUMMARY OF ACCOUNTING POLICIES

Licensing and Regulations

The Company is regulated by the California Department of Real Estate and the United States Department of Housing and Urban Development (“HUD”).  HUD requires the Company to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

Revenues

The Company assists individuals, brokers and other in obtaining long term trust deed (mortgage) financing.  Revenue is recognized upon the loan being funded.  During the fiscal year ended October 31, 2002,, revenue is the result of commissions on loans processed by others.

Accounts Receivable

Accounts receivable are fees earned on loans that have funded prior to the audit date and loans that were ready to fund as the audit date and the commissions earned are received after the audit date.  There were none as of October 31, 2002. Operations were negligible for the period November 1, 2001 through October 31, 2002.

Furniture and Equipment

Expenditures for repair and maintenance are charged against income as incurred. Betterments and major renewals are capitalized.  Depreciation is computed on the straight-line method over the useful life of the asset, generally five to seven years.  There were no material such items as of October 31, 2002 or that belonged to the Corporation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the basic financial statements and accompanying notes to the financial statements.   Actual results could differ from these estimates.

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

NOTES TO THE FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001 (RESTATED)

Contingent Rights

The Company enters into certain contracts with investors to sell mortgage loans. In these contracts, if the borrowers of these loans fail to  make  payments  or  irregularities  are noted with the information provided or required information was not provided to the investors, the Company may be required to repurchase these loans from the investors.  If this were to occur, the Company would be severely impacted.  As of October 31, 2002 and 2001, no requests for repurchase of loans were made by the investors.

Market Risk

The Company is involved in the real estate loan market.  The fluctuations of interest rates or other major conditions within the real estate loan market may have a significant effect on the volume and profitability of business of the Company.

COMMITMENTS AND CONTINGENCIES

The Company leases office space for $500 per month with the lease on a monthly basis.

RELATED PARTY TRANSACTIONS

There are no related party transactions except for certain advances/repayment of expenses during the period made to/by the principal stockholders.

STOCK INVESTMENT / SUBSEQUENT EVENTS

As of September 21, 2001, the Company issued to EMB Corporation, a publicly traded corporation, 100,000 shares of Series A Preferred Stock in exchange for 500,000 shares of preferred stock of EMB Corporation, valued at $2.00 per share. The preferred stock from EMB Corporation was convertible into common shares at any time, and was valued at the fair market value of the common shares as if the preferred stock was converted into common shares.  Due to the restrictions imposed on the common shares as a result of conversion, the stock investment was discounted and valued at $900,000.00 at October 31, 2001. The stocks were valued at the average fair market value of the freely trading shares of the company as quoted on OTCBB on the date of issuance.

On November 12, 2002, the exchange transaction / agreement was terminated, (reversed). As part of the reversal, on January 31, 2003, the 100,000 shares of Series A Preferred Stock, were reissued  to  Epic  Financial  Corp  (formerly,  Big  Equipment  Services, Inc.)  in   exchange   for

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

NOTES TO THE FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001(RESTATED)

1,000,000 common shares of Epic.  All common shares were issued pursuant of the provisions of Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933 and were subject to transfer restrictions, and valued at the fair market value of the common shares on the date of the exchange at $900,000.00 at October 31, 2002.

INCOME TAXES

The Company files its federal and state income tax return on a cash basis.  The result of this method may result in a difference in the income tax currently payable and the amount accrued on the financial statements.  The provision for income taxes details the amounts currently payable and the amount deferred based on the current federal and state rates for a California corporation. Deferred income taxes are recorded to reflect the tax consequence of the uses of cash on future years for the differences between the tax basis of the assets and the liabilities and their financial reporting amounts at each year end.

2002

  2001 (Restated)

Current Tax Expense

Federal

$

4,000

$

0

California

      800

          0

Total Current

$

   4,800

$

          0

Deferred Tax Credit

Federal

$

24,000

$

27,000

California

   8,000

   9,000

Total Deferred

$

 32,000

$

 36,000

The Company has incurred losses in prior years.  These losses may reduce the income tax effect in future years. In prior years this deferral was not recognized as the likelihood of future profits was considered doubtful. During the fiscal year ended October 31, 2001, it became more than likely future operations would allow this credit to be utilized. The total unused losses to be carried forward to future years is $77,000. $1,806 of State taxes were paid during the fiscal year ended October 31, 2002.

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

NOTES TO THE FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001(RESTATED)

PRIOR PERIOD ADJUSTMENTS

Subsequent to the issuance of the Company’s financial statements for the year ended October 31, 2001, the Company determined certain transactions and presentation in the financial statements that had not been accounted properly.  The Company’s 2001 financial statements have been restated to correct errors as follows:

1.

Current assets were overstated by $273,072.

2.

Non-current assets were understated by $439,182.

3.

Current liabilities were overstated by $170,458.

4.

Long term liabilities were overstated by $60,000.

5.

Shareholder’s equity was understated by $396,568.

6.

Net income was overstated by $220,173.

The effect of the correction of all the errors is as follows:

Year ended October 31, 2001

As Previously

 Reported

As Restated

Balance Sheet

Current Assets

$

368,129

 $

95,057

Property and Equipment, Net

11,818

0

Deferred Tax Credit

0

36,000

Investment Property

295,000

0

Stock Investment

190,000

900,000

Security Deposit

         500

         500

Total Assets

$

  865,447

$

1,031,557

Accrued Expenses

$

2,504

$

10.343

State Franchise Tax Payable

800

3,406

Income Tax Payable, Deferred

58,000

0

Loans Payable, Stockholders

0

92,412

Loans Payable

  275,409

             0

Total Liabilities

  336,713

  106,255

Common Stock

10,000

10,000

Preferred Stock

0

900,000

Paid In Capital

382,438

99,179

Retained Earnings

  136,296

 (83,877)

Total Shareholders’ Equity

  528,734

  925,,302

Total Liability and Shareholders’ Equity

$

  865,447

$

1,031,557

SADDLEBACK INVESTMENT SERVICES, INC.

dba AMERICAN NATIONAL MORTGAGE

NOTES TO THE FINANCIAL STATEMENTS

OCTOBER 31, 2002 AND 2001(RESTATED)

Year ended October 31, 2001

As Previously

 Reported

As Restated

Statement of Operations

Revenue

$

601,806

$

510,689

Expenses

  326,684

 518,540

Taxes on Income

    58,800

   (4,000)

Net Income

$

  216,322

$

      3,851

Statement of cash flows

Net cash provided by (used in) operations

$

 (3,483)

$

81,691

Net cash provided by Investing activities

---

17,521

Net cash provided by Financing activities

108,129

3,459

Net Increase in cash                                              104,646                                   102,671

Cash, at the end of the year

$

97,032

$

95,057